BANK LOANS (Schedule of Bank Loans) (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY	Dec. 31, 2012 Minimum [Member]	Dec. 31, 2012 Maximum [Member]
BANK LOANS [Abstract]
Short term bank loans	$ 14,366	89,500	334,686
Long-term bank loans- current portion	6,503	40,515
Long-term bank loans	19,483	121,381
Total	40,352	251,396	334,686
Long-term debt	$ 25,986	161,896
Short-term Debt [Line Items]
Interest rate				5.88%	7.32%